EXHIBIT 24.0

                             RWD TECHNOLOGIES, INC.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of RWD Technologies, Inc., a Maryland corporation, constitute and appoint Dr. Robert W. Deutsch, John H. Beakes and Ronald E. Holtz, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or all of them, to sign for the undersigned and in their respective names as directors and officers of RWD Technologies, Inc., a Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any amendment or supplement to such registration statement relating to the sale of Common Stock under the Amended and Restated 1997 Employee Stock Purchase Plan. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:  February 17, 1999


       Signature                                      Title

 /s/ Robert W. Deutsch         Chief Executive Officer and Chairman of the Board
------------------------          Of Directors (Principal Executive Officer)
 Dr. Robert W. Deutsch


  /s/ John H. Beakes            President, Chief Operating Officer and Director
------------------------
     John H. Beakes


  /s/ Ronald E. Holtz        Vice President, Chief Financial Officer, Secretary
------------------------            and Director (Principal Financial and
    Ronald E. Holtz                           Accounting Officer)


/s/ Robert T. O'Connell            Senior Vice President-Business Planning
------------------------                         and Director
  Robert T. O'Connell


 /s/ Jeffrey W. Wendel             Senior Vice President-Information Technology
------------------------                           and Director
   Jeffrey W. Wendel


  /s/ John E. Lapolla                 Senior Vice President-Manufacturing
------------------------                Performance Support and Director
    John E. Lapolla

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 /s/ Kenneth J. Rebeck                Senior Vice President-Technology Transfer
------------------------                             and Director
   Kenneth J. Rebeck


  /s/ Deborah T. Ung                  Senior Vice President-Enterprise Resource
------------------------                    Planning Services and Director
     Deborah T. Ung

  /s/ Jerry P. Malec                                   Director
------------------------
     Jerry P. Malec


/s/ Bruce D. Alexander                                 Director
------------------------
   Bruce D. Alexander


 /s/ David J. Deutsch                                  Director
------------------------
    David J. Deutsch

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